                                                                  EXHIBIT (g)(3)

                                                              Exhibit 99.(g)(3)


                                                              Merrill Lynch Senior Floating Rate Fund, Inc. February 28, 1998
SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                        S&P        Moody's      Face                 Senior Secured                                   Value
Industries             Rating      Rating      Amount         Floating Rate Loan Interests*           Cost          (Note 1a)


Advertising --          NR+         Ba2     $12,500,000    Outdoor Systems, Inc., Term, due
0.4%                                                       6/30/2004                               $12,476,567    $12,515,625

Aerospace -- 0.2%       NR+         Ba3       4,995,404    KF Industries, Term B, due
                                                           10/15/2005                                4,995,404      5,032,870

                        NR+         NR+       1,941,127    Whittaker Corporation, Revolving
                                                           Credit, due 4/09/2001                     1,941,127      1,933,848
                                                                                                -------------- --------------
                                                                                                     6,936,531      6,966,718

Air Transport --                                           Continental Airlines, Inc.:
0.3%                    BB-         NR+       3,403,636    Term A, due 7/31/2002                     3,399,062      3,390,447
                        BB-         NR+       6,357,333    Term B, due 7/31/2002                     6,357,333      6,353,360
                                                                                                -------------- --------------
                                                                                                     9,756,395      9,743,807

Aircraft &              NR+         Ba2       4,883,319    Alliant Techsystems, Inc., Term, due
Parts -- 1.2%                                              3/15/2001                                 4,879,749      4,883,319
                        NR+         Ba3       7,382,250    Evergreen International Aviation,
                                                           Inc., Term B, due 5/31/2003               7,349,253      7,363,794
                        NR+         NR+      23,750,000    Gulfstream Aerospace Corp., Term,
                                                           due 9/30/2002                            23,711,518     23,779,688
                        NR+         NR+       2,744,318    Technetics, Term, due 6/20/2002           2,728,504      2,735,742



                                                                                                -------------- --------------
                                                                                                    38,669,024     38,762,543

Amusement &                                                AMF Group, Inc.:
Recreational            NR+         Ba3       9,889,637    Axel A, due 3/31/2003                    10,002,599      9,926,724
Services -- 5.3%        NR+         Ba3       3,081,042    Axel A, due 5/03/2003                     3,100,298      3,106,075
                        NR+         Ba3      19,651,732    Axel B, due 3/31/2004                    19,682,521     19,725,425
                        NR+         Ba3       1,918,958    Axel B, due 5/01/2004                     1,930,952      1,934,550
                        NR+         Ba3       6,749,735    Revolving Credit, due 3/31/2002           6,749,735      6,728,642
                        NR+         Ba3       3,203,421    Term, due 3/31/2002                       3,195,903      3,201,419
                        NR+         Ba3       2,711,725    Term A, due 3/31/2002                     2,705,097      2,710,030
                        NR+         Ba3      21,152,696    Term A, due 3/31/2003                    21,111,131     21,232,019
                        NR+         Ba3       2,850,597    Term C1, due 3/31/2003                    2,893,356      2,861,286
                        NR+         Ba3       2,088,407    Term C2, due 3/31/2004                    2,119,733      2,096,238
                        NR+         B1        2,000,000    ASC East Inc., Term, due 5/31/2006        1,998,049      2,003,750
                        NR+         B1        5,000,000    ASC West Inc., Term, due 5/31/2006        4,995,121      5,009,375
                                                           Amfac Resorts, Inc.:
                        NR+         NR+       2,500,000    Term B, due 9/30/2004                     2,496,315      2,501,563
                        NR+         NR+       2,500,000    Term C, due 9/30/2005                     2,496,304      2,504,688
                                                           KSL Recreation Group, Inc.:
                        NR+         B2        6,928,571    Revolving Credit, due 4/30/2004           6,928,571      6,950,223
                        NR+         B2        7,750,000    Term A, due 4/30/2005                     7,773,567      7,774,219
                        NR+         B2        7,750,000    Term B, due 4/30/2006                     7,773,444      7,774,219
                                                           Kerastotes:
                        NR+         NR+      11,456,522    Revolving Credit, due 12/31/2003         11,456,522     11,384,919
                        NR+         NR+       3,658,696    Term, due 12/31/2004                      3,629,770      3,635,829
                                                           Metro Goldwyn Mayer Co.:
                        NR+         NR+       2,610,000    Revolving Credit, due 9/30/2003           2,610,000      2,574,113
                        NR+         NR+       4,000,000    Term A, due 12/31/2005                    3,980,665      3,945,000
                        NR+         B1       10,000,000    Term B, due 12/31/2006                    9,975,631     10,056,250
                        NR+         NR+       4,200,000    Moovies, Inc., Term A, due 3/14/2002      4,200,000      4,200,000
                                                           Six Flags Entertainment Corp.:
                        NR+         Ba3       1,851,063    Revolving Credit, due 10/28/2001          1,851,064      1,852,220
                        NR+         Ba3       4,385,745    Term A, due 10/28/2001                    4,396,709      4,396,709
                        NR+         Ba3      16,375,154    Term B, due 6/23/2003                    16,314,793     16,395,623
                                                                                                -------------- --------------
                                                                                                   166,367,850    166,481,108

Apparel -- 1.6%                                            Arenabrands:
                        NR+         NR+       1,307,778    Revolving Credit, due 6/01/2002           1,307,778      1,312,682
                        NR+         NR+       3,973,189    Term A, due 6/01/2002                     3,978,155      3,988,088
                        NR+         NR+       7,233,630    Term B, due 6/01/2002                     7,242,672      7,260,756
                                                           CS Brooks Canada:
                        NR+         NR+       4,570,548    Axel A, due 6/30/2002                     4,552,380      4,556,265
                        NR+         NR+      10,156,772    Axel B, due 6/30/2004                    10,119,131     10,125,032
                        NR+         NR+       9,750,000    Humphreys Inc., Term B, due 1/15/2003     9,750,000      9,750,000
                        NR+         NR+       4,800,000    Renfro Corp., Term B, due 11/15/2003      4,779,797      4,800,000
                                                           Walls Industries:
                        NR+         NR+       1,244,681    Term B, due 2/28/2005                     1,244,681      1,244,681
                        NR+         NR+       1,707,447    Term C, due 2/28/2006                     1,707,447      1,707,447
                        BB-         Ba3       6,174,000    William Carter Co. (The), Term, due
                                                           10/31/2003                                6,147,682      6,162,424
                                                                                                -------------- --------------



                                                                                                    50,829,723     50,907,375
Automobiles -- 0.3%     NR+         Ba3      10,000,000    CSK Automotive, Term, due 10/31/2003      9,990,336     10,015,625

Automotive              NR+         NR+      21,000,000    American Axel, Term B, due 3/31/2007     21,033,077     21,105,000
Equipment -- 3.2%       NR+         NR+      30,000,000    Breed Technologies, Inc., Term, due
                                                           10/31/1998                               29,797,179     29,970,000
                        B+          B1       23,419,946    Collins & Aikman Corp., Term B, due
                                                           12/31/2002                               23,332,172     23,478,496
                        NR+         B1       18,668,000    Johnstown America Industrial, Inc.,
                                                           Term B, due 3/31/2003                    18,595,302     18,609,663
                                                           Safelite Glass Corp.:
                        NR+         Ba3       3,750,000    Term B, due 12/31/2004                    3,744,492      3,761,719
                        NR+         Ba3       3,750,000    Term C, due 12/31/2005                    3,744,472      3,761,719
                                                                                                -------------- --------------
                                                                                                   100,246,694    100,686,597

Broadcast --            NR+         NR+      10,000,000    Channel Master, Term, due 10/10/2005      9,980,700     10,000,000
Media -- 2.5%           NR+         Ba3       4,000,000    FrontierVision Operating Partners L.P.,
                                                           Term B, due 3/31/2006                     3,994,104      4,012,500
                        NR+         NR+       7,500,000    Optel, Inc., Term, due 5/31/2004          7,463,189      7,481,250
                        NR+         NR+       9,450,000    Sinclair Broadcasting Group, Inc.,
                                                           Term A, due 12/31/2004                    9,450,000      9,426,848
                        NR+         NR+       9,000,000    Usani, Term B, due 12/31/2003             8,986,593      8,986,500
                        NR+         Ba2      38,958,818    Viacom, Inc., Term, due 7/01/2002        38,909,716     38,666,627
                                                                                                -------------- --------------
                                                                                                    78,784,302     78,573,725

Broadcast --                                               Chancellor Media Corp.:
Radio & TV --           NR+         Ba2       3,287,989    Revolving Credit, due 6/26/2004           3,287,989      3,259,219
2.3%                    NR+         Ba2      51,891,429    Term, due 6/26/2004                      51,724,733     51,437,379
                        NR+         NR+       8,260,870    Latin Communications, Term, due
                                                           3/31/2004                                 8,213,996      8,178,261
                        NR+         Ba3       8,879,413    Sullivan Broadcasting Group, Inc.,
                                                           Term B, due 12/31/2003                    8,853,358      8,848,890
                                                                                                -------------- --------------
                                                                                                    72,080,076     71,723,749

Building &              NR+         NR+       2,509,281    Fenway Holdings, Inc., Term B, due
Construction --                                            9/15/2002                                 2,495,726      2,472,426
0.1%

Building                                                   Amerimax Euramax Holdings:
Materials -- 2.4%       NR+         NR+       2,521,031    Term B, due 6/30/2004                     2,518,090      2,521,031
                        NR+         NR+       3,718,645    Term C, due 6/30/2004                     3,714,303      3,718,645
                                                           Behr Process:
                        NR+         NR+       4,168,500    Term B, due 3/31/2004                     4,163,315      4,168,500
                        NR+         NR+       2,779,000    Term C, due 3/31/2005                     2,775,496      2,782,474
                        NR+         NR+      17,000,000    Dal Tile International, Inc., Term B,
                                                           due 12/31/2003                           16,922,023     16,320,000
                        NR+         NR+       5,000,000    Dayton Superior Corp., Term, due
                                                           9/29/2005                                 5,000,000      5,031,250
                        NR+         B1        4,985,714    Falcon Building Products, Inc., Term,



                                                           due 6/30/2005                             4,967,006      4,979,482
                        NR+         Ba3      29,824,707    National Gypsum Co., Term B, due
                                                           9/20/2003                                29,776,917     29,871,308
                                                           Panolam Industries:
                        NR+         NR+         498,094    Term A, due 1/31/2003                       498,094        498,094
                        NR+         NR+       2,845,369    Term B, due 11/01/2005                    2,845,369      2,845,369
                        NR+         NR+       1,625,925    Term C, due 11/01/2006                    1,625,925      1,625,925
                                                                                                -------------- --------------
                                                                                                    74,806,538     74,362,078

Cable TV                NR+         NR+      24,375,000    Chelsea Communications, Term B,
Services -- 3.8%                                           due 9/30/2004                            24,283,256     24,390,234
                        NR+         B1       12,080,597    Classic Cable, Inc., Term B, due
                                                           6/30/2005                                11,966,095     11,808,783
                        NR+         B3       10,000,000    Intermedia Communications, Inc.,
                                                           Term, due 1/01/2005                       9,978,539     10,027,083
                                                           Marcus Cable Operating Co.:
                        NR+         NR+      28,281,250    Term A, due 12/31/2002                   28,192,521     28,237,061
                        NR+         NR+      35,303,125    Term B, due 4/30/2004                    35,054,553     35,350,417
                        NR+         NR+      10,000,000    Triax Midwest, Term B, due 6/30/2005      9,945,080      9,990,625
                                                                                                -------------- --------------
                                                                                                   119,420,044    119,804,203

Casino -- 0.9%                                             Alliance Gaming Corp.:
                        NR+         NR+      10,674,107    Term B, due 1/31/2005                    10,674,107     10,740,820
                        NR+         NR+       4,264,286    Term C, due 7/31/2005                     4,264,286      4,290,937
                        NR+         NR+       8,052,971    Aztar Corporation, Revolving Credit,
                                                           due 12/31/1999                            8,052,971      8,052,971
                        NR+         NR+       4,045,228    Aztar Corporation/Tropicana
                                                           Enterprises, Term, due 12/31/1999         4,047,823      4,045,228
                                                                                                -------------- --------------
                                                                                                    27,039,187     27,129,956

Chemicals -- 5.2%       NR+         NR+      11,339,689    Cedar Chemical, Term B, due
                                                           10/31/2003                               11,269,312     11,311,339
                        NR+         NR+      10,000,000    Epsillon, Term B, due 12/31/2005         10,000,000     10,000,000
                        NR+         NR+      12,000,000    Exide Corporation, Term B, due
                                                           3/19/2005                                12,000,000     12,060,000
                        NR+         NR+       3,925,926    Foamex International PLC, Revolving
                                                           Credit, due 6/30/2003                     3,925,926      3,931,835
                                                           HSC Holdings:
                        NR+         NR+       3,586,348    Revolving Credit, due 12/31/1999          3,586,348      3,577,382
                        NR+         NR+       3,630,759    Term, due 12/31/1999                      3,618,910      3,621,682
                                                           Harris Specialty Chemicals:
                        NR+         NR+       2,835,577    Revolving Credit, due 12/30/2001          2,835,577      2,846,211
                        NR+         NR+         215,568    Term A, due 12/30/1999                      215,124        216,377
                        NR+         NR+         222,443    Term A, due 12/30/2001                      221,756        223,277
                        NR+         NR+         591,814    Term B, due 12/30/1999                      590,586        594,033
                        NR+         NR+       2,405,189    Term B, due 12/30/2001                    2,395,894      2,414,208
                                                           Huntsman Corp.:
                        NR+         NR+              32    Revolving Credit, due 12/31/2002                 32             32
                        NR+         NR+      20,738,584    Term A, due 12/31/2002                   20,724,818     20,725,623
                        NR+         NR+       4,950,000    Term A, due 9/03/2003                     4,945,833      4,984,031



                        NR+         NR+       4,950,000    Term B, due 3/15/2004                     4,946,714      4,946,906
                        NR+         NR+      15,000,000    Term B, due 6/30/2004                    15,000,000     15,037,500
                        NR+         Ba2       4,950,000    Term C, due 3/15/2005                     4,945,829      4,984,031
                        NR+         NR+      14,850,000    Term C, due 12/31/2005                   14,802,795     14,998,500
                        NR+         B1        7,960,000    Pioneer Americas Acquisition Corp.,
                                                           Term, due 12/05/2006                      8,028,406      7,967,463
                        BB-         Ba3       5,000,000    Polymer Group, Inc., Term B, due
                                                           7/28/1998                                 4,994,807      5,003,125
                        NR+         Ba3      24,062,093    Sterling Chemicals, Inc., Term B,
                                                           due 9/30/2004                            23,957,623     24,062,094
                        NR+         Ba3       6,450,486    Texas Petrochemicals Corp., Term B,
                                                           due 6/30/2004                             6,429,753      6,434,359
                                                           Thoro World Systems, Inc.:
                        NR+         NR+       1,028,889    Term A, due 12/30/1999                    1,025,064      1,032,747
                        NR+         NR+       1,397,373    Term B, due 12/30/2001                    1,389,321      1,402,613
                                                                                                -------------- --------------
                                                                                                   161,850,428    162,375,368

Computer-Related        NR+         B2        6,513,977    Anacomp, Inc., Term, due 3/31/2001        6,488,364      6,530,262
Services &              NR+         B1       10,972,500    DecisionOne Corp., Term B, due
Products -- 1.1%                                           8/07/2005                                10,956,301     10,931,353
                        NR+         Ba3      17,375,000    Fairchild Semiconductors Corp.,
                                                           Term C, due 3/11/2003                    17,375,000     17,375,000
                                                                                                -------------- --------------
                                                                                                    34,819,665     34,836,615

Consumer                NR+         NR+       8,454,545    Amscan Holdings, Inc., Axel, due
Products -- 2.0%                                           12/19/2004                                8,454,545      8,502,102
                                                           Hedstrom Corp.:
                        NR+         B1        1,496,552    Revolving Credit, due 6/30/2003           1,496,552      1,483,457
                        NR+         B1        5,103,448    Term A, due 6/30/2003                     5,080,344      5,084,310
                        NR+         Ba2       4,000,000    Pillowtex, Term B, due 12/31/2004         3,996,086      4,015,000
                        NR+         B2       14,925,000    Playtex Family Products, Inc., Term B,
                                                           due 9/15/2003                            14,856,402     14,999,625
                                                           RTI Funding Corp. (Ritvik Toys):
                        NR+         NR+       7,218,553    Term B, due 2/07/2003                     7,163,025      7,245,623
                        NR+         NR+       7,218,553    Term C, due 2/07/2004                     7,159,981      7,245,623
                        NR+         Ba3      15,000,000    Revlon Consumer Products Corp.,
                                                           Term, due 5/30/2002                      14,988,680     14,981,250
                                                                                                -------------- --------------
                                                                                                    63,195,615     63,556,990

Defense -- 0.3%                                            United Defense Industries, Inc.:
                        NR+         NR+       1,800,920    Term A, due 10/06/2003                    1,815,895      1,798,668
                        NR+         B1        4,508,509    Term B, due 10/06/2005                    4,508,509      4,514,144
                        NR+         B1        4,379,089    Term C, due 10/06/2006                    4,379,089      4,384,563
                                                                                                -------------- --------------
                                                                                                    10,703,493     10,697,375

Diversified             NR+         NR+       4,990,000    Sarah Michael, Term B, due 6/30/2004      4,990,000      4,990,000
Manufacturing --
0.2%



Drilling -- 0.1%        NR+         NR+       4,137,157    Rigco North America, Term, due
                                                           9/30/1998                                 4,130,574      4,147,499

Drug/Proprietary        NR+         NR+       5,000,000    Duane Reade Co., Term B, due
Stores -- 0.2%                                             2/15/2005                                 4,984,443      5,037,500

Electrical              NR+         NR+       6,907,375    Neopost, Term C, due 6/24/2006            6,890,682      6,950,546
Equipment -- 0.2%

Electronics/            NR+         Ba3      13,640,625    Amphenol Corp., Term B, due
Electrical                                                 5/19/2005                                13,857,172     13,755,718
Components --                                              Circo Craft Co. (Viasystems):
2.1%                    NR+         B1        2,972,727    Term B, due 6/30/2004                     2,962,950      2,991,307
                        NR+         B1        1,800,000    Term C, due 6/30/2005                     1,793,934      1,811,250
                        NR+         NR+       5,516,667    Communications & Power Industries,
                                                           Inc., Term B, due 8/11/2002               5,477,725      5,530,458
                                                           Dictaphone Corp.:
                        B-          B1          652,039    Revolving Credit, due 3/31/2001             652,039        627,588
                        NR+         NR+       7,750,000    Term C, due 6/30/2003                     7,675,467      7,740,313
                        NR+         B1       19,937,695    International Wire Group, Inc.,
                                                           Term B, due 9/30/2003                    19,919,549     19,987,539
                                                           L-3 Communications Corp.:
                        NR+         Ba3       1,342,000    Term A, due 3/31/2003                     1,339,633      1,350,388
                        NR+         Ba3       2,483,333    Term B, due 3/31/2005                     2,478,781      2,498,854
                        NR+         Ba3       1,633,500    Term C, due 3/31/2006                     1,630,462      1,643,709
                        NR+         Ba3       7,000,000    Telex Communications, Inc., Term B,
                                                           due 11/30/2004                            6,983,797      7,008,750
                                                                                                -------------- --------------
                                                                                                    64,771,509     64,945,874

Energy -- 0.2%          NR+         Ba2       5,000,000    Clark Refining, Term, due 11/15/2004      5,000,000      5,037,500

Financial                                                  Outsourcing Solutions, Inc.:
Services -- 1.3%        NR+         B1       14,735,915    Term B, due 10/15/2003                   14,672,958     14,781,965
                        NR+         NR+       9,452,597    Term B, due 10/15/2003                    9,449,019      9,482,136
                        NR+         B1       16,662,646    Term C, due 10/15/2004                   16,662,646     16,719,924
                                                                                                -------------- --------------
                                                                                                    40,784,623     40,984,025

Food & Kindred                                             Del Monte Corp.:
Products -- 4.9%        NR+         B2        1,227,273    Revolving Credit, due 3/31/2003           1,227,273      1,226,506
                        NR+         B2        3,272,727    Term A, due 3/31/2003                     3,272,727      3,282,955
                        NR+         B2        2,550,000    Term B, due 3/31/2003                     2,550,000      2,573,906
                        NR+         B2        5,100,000    Term B, due 3/03/2005                     5,095,297      5,147,812
                        NR+         NR+       5,000,000    Dr. Pepper, Term B, due 12/31/2005        4,992,628      5,009,375
                        NR+         NR+      17,330,042    Favorite Brands International, Term B,
                                                           due 8/30/2004                            17,261,190     17,308,380
                                                           Imperial Holdings Ltd.:
                        NR+         NR+       6,717,949    Term A, due 12/31/2003                    6,711,402      6,726,346
                        NR+         NR+       5,282,051    Term B, due 12/31/2005                    5,276,861      5,301,859
                                                           International Homefoods, Inc.:
                        NR+         NR+         145,161    Revolving Credit, due 11/21/2001            145,161        144,526
                        NR+         Ba3       3,387,097    Term A, due 11/21/2001                    3,384,706      3,384,980



                        BB-         Ba3      22,000,000    Term B, due 10/31/2005                   22,030,195     21,986,250
                                                           Mistic Beverage, Inc.:
                        NR+         NR+       2,487,500    Term B, due 6/01/2004                     2,475,806      2,496,828
                        NR+         NR+       2,487,500    Term C, due 6/01/2005                     2,475,674      2,496,828
                                                           Select Beverages, Inc.:
                        NR+         NR+       1,940,117    Term B, due 6/30/2001                     1,927,951      1,942,542
                        NR+         NR+       2,910,175    Term C, due 6/30/2002                     2,892,204      2,919,270
                                                           Snapple Beverage Corp.:
                        NR+         NR+       7,462,500    Term B, due 6/01/2004                     7,427,419      7,490,484
                        NR+         NR+       7,462,500    Term C, due 6/01/2005                     7,427,021      7,490,484
                        NR+         Ba3       5,883,360    Southern Foods Group, Term B,
                                                           due 2/28/2006                             5,876,301      5,920,131
                        NR+         B3       23,023,378    Specialty Foods, Inc., Term B,
                                                           due 4/30/2001                            22,936,951     22,971,823
                                                           Van De Kamps, Inc.:
                        NR+         Ba3       7,016,761    Term B, due 4/30/2003                     6,988,390      7,051,845
                        NR+         Ba3       4,408,380    Term C, due 9/30/2003                     4,390,203      4,430,422
                                                           Volume Services:
                        NR+         B2        6,609,600    Term B, due 12/31/2002                    6,559,404      6,609,600
                        NR+         B2        3,304,667    Term C, due 12/31/2003                    3,278,236      3,304,667
                        NR+         NR+       4,781,250    Windsor Quality Food, Term B,
                                                           due 12/31/2002                            4,762,378      4,730,449
                                                                                                -------------- --------------
                                                                                                   151,365,378    151,948,268

Funeral Homes &         BB-         NR+      14,750,000    Prime Succession International Group,
Parlors -- 0.7%                                            Term, due 8/01/2003                      14,704,100     14,952,813
                        BB          NR+       6,860,313    Rose Hills Acquisition Corp., Axel A,
                                                           due 12/01/2003                            6,845,549      6,937,492
                                                                                                -------------- --------------
                                                                                                    21,549,649     21,890,305
Furniture &             NR+         NR+      10,000,000    Lifestyles Furnishings International
Fixtures -- 0.3%                                           Ltd., Term, due 6/27/2007                10,000,000     10,018,750

General                 NR+         NR+       5,000,000    Sneaker Stadium, Term 2, due
Merchandise                                                12/31/2002                                5,000,000      5,000,000
Stores -- 0.2%

Grocery -- 1.0%         NR+         NR+      10,400,000    Big V Supermarkets, Inc., Term B,
                                                           due 3/15/2000                            10,339,304     10,322,000
                                                           Carr Gottstein Foods Co.:
                        NR+         B1           88,571    Revolving Credit, due 6/30/2001              88,571         88,516
                        NR+         B1        2,168,571    Term A, due 6/30/2001                     2,172,638      2,171,282
                        NR+         B1        3,528,000    Term B, due 12/31/2002                    3,534,615      3,539,025
                        NR+         Ba3       6,947,500    Ralph's Grocery Company, Term B,
                                                           due 2/15/2004                             6,939,680      6,954,448
                                                           Star Markets Co., Inc.:
                        NR+         Ba3       4,171,053    Term B, due 12/31/2001                    4,156,885      4,160,625
                        NR+         Ba3       3,124,402    Term C, due 12/31/2002                    3,112,875      3,112,685
                                                                                                -------------- --------------
                                                                                                    30,344,568     30,348,581



Health                                                     Community Health Systems, Inc.:
Services --             NR+         NR+      16,150,685    Term B, due 12/31/2003                   16,083,151     16,201,156
8.3%                    NR+         NR+      16,150,685    Term C, due 12/31/2004                   16,080,803     16,201,156
                        NR+         NR+      12,143,836    Term D, due 12/31/2005                   12,089,965     12,196,965
                        NR+         NR+      10,000,000    Conmed Corp., Term B, due 12/30/2004     10,000,000     10,025,000
                        NR+         NR+       5,000,500    Corning/Quest, Term A, due
                                                           4/03/2003                                 4,989,565      4,972,372
                                                           Dade International, Inc.:
                        NR+         B1        2,979,970    Term B, due 12/31/2002                    2,965,330      2,983,695
                        NR+         B1        2,979,970    Term C, due 12/31/2003                    2,964,803      2,983,695
                        NR+         B1        3,144,914    Term D, due 12/31/2004                    3,128,256      3,157,690
                        NR+         NR+       7,500,000    Endo Pharmaceuticals, Term B,
                                                           due 6/30/2004                             7,485,854      7,532,812
                        NR+         NR+      10,000,000    Extendicare Health, Inc., Term B,
                                                           due 12/31/2004                            9,990,283     10,001,250
                                                           Genesis Health Ventures, Inc.:
                        NR+         Ba3       6,317,500    Term B, due 9/30/2004                     6,305,359      6,350,404
                        NR+         Ba3       6,312,222    Term C, due 6/01/2005                     6,300,066      6,345,098
                                                           Imed Corp. (Alaris):
                        B+          Ba3       2,434,187    Term B, due 11/01/2003                    2,428,942      2,449,401
                        B+          Ba3       2,434,187    Term C, due 11/01/2004                    2,428,789      2,449,401
                        B+          Ba3       2,291,000    Term D, due 5/01/2005                     2,285,811      2,305,319
                        NR+         NR+       8,000,000    Insight, Term B, due 9/30/2004            7,984,356      8,045,000
                                                           Integrated Health Services, Inc.:
                        NR+         NR+      17,500,000    Term, due 9/15/2003                      17,596,250     17,401,562
                        NR+         NR+       5,000,000    Term B, due 9/15/2003                     4,988,262      4,971,875
                        NR+         Ba3      10,000,000    Term C, due 9/15/2003                    10,000,000     10,025,000
                                                           Kinetic Concepts, Inc.:
                        NR+         NR+       6,000,000    Term B, due 12/31/2004                    6,000,000      6,039,375
                        NR+         NR+       6,000,000    Term C, due 12/31/2005                    6,000,000      6,039,375
                                                           Magellen Health Services:
                        NR+         Ba3       7,500,000    Term B, due 2/12/2005                     7,488,810      7,523,437
                        NR+         Ba3       7,500,000    Term C, due 2/12/2006                     7,488,800      7,523,437
                                                           Medical Specialties:
                        NR+         NR+      12,927,273    Axel A, due 6/30/2004                    12,857,626     12,733,364
                        NR+         NR+       4,663,636    Term, due 6/30/2001                       4,642,257      4,593,682
                        BB          Ba1      18,750,000    National Medical Care, Inc., Term,
                                                           due 9/30/2003                            18,671,689     18,703,125
                                                           Paragon Health Network, Inc.:
                        NR+         Ba3       7,500,000    Term B, due 3/31/2005                     7,492,743      7,537,500
                        NR+         Ba3       7,500,000    Term C, due 3/31/2006                     7,492,701      7,546,875
                        NR+         NR+       5,000,000    Prime Medical Services, Inc., Term B,
                                                           due 4/30/2003                             4,983,472      5,004,687
                        NR+         NR+      22,500,000    Total Renal, Term B, due 9/30/2007       22,500,000     22,500,000
                        NR+         NR+       4,925,000    Wilson Great Batch, Term B, due
                                                           7/10/2004                                 4,913,324      4,912,687
                                                                                                -------------- --------------
                                                                                                   256,627,267    257,256,395

Healthcare -- 1.6%      NR+         Ba3       4,987,500    FPA Medical Management, Inc., Term,
                                                           due 9/30/2001                             4,980,968      4,975,031
                        B+          NR+       9,854,629    MEDIQ, Inc., Term B, due 9/30/2004        9,803,170      9,863,867
                                                           Multicare Companies, Inc.:
                        NR+         B1        4,738,125    Term B, due 9/30/2004                     4,728,895      4,755,893



                        NR+         B1        1,578,056    Term C, due 6/01/2005                     1,575,008      1,583,973
                        NR+         B1        8,724,736    Paracelsus Healthcare Corp.,
                                                           Revolving Credit, due 8/15/2001           8,724,736      8,730,189
                                                           Sun Healthcare Group, Inc.:
                        NR+         Ba3      10,000,000    Term B, due 11/12/2004                    9,985,777     10,043,750
                        NR+         Ba3      10,000,000    Term C, due 11/12/2005                    9,985,777     10,043,750
                                                                                                -------------- --------------
                                                                                                    49,784,331     49,996,453

Hotels &                NR+         Ba1       6,250,000    Capstar Hotel Company, Term B,
Motels -- 0.2%                                             due 6/30/2004                             6,250,000      6,257,812

Industrial                                                 Elis/Omni:
Services -- 0.6%        NR+         NR+       8,860,188    Axel, due 10/30/2005                      8,849,881      8,982,016
                        NR+         NR+       9,912,500    Term C, due 10/30/2005                   10,085,969     10,048,797
                                                                                                -------------- --------------
                                                                                                    18,935,850     19,030,813

Leasing & Rental        NR+         NR+       4,990,909    Perf-O-Log, Term B, due 8/11/2003         4,978,871      4,978,432
Services -- 0.2%

Manufacturing --                                           Calmar, Inc.:
2.3%                    NR+         B1        7,752,381    Axel A, due 3/15/2004                     7,721,706      7,817,792
                        NR+         B1       10,333,571    Term A, due 9/15/2003                    10,293,871     10,382,009
                                                           Goodman Manufacturing:
                        NR+         NR+       2,389,087    Term B, due 9/30/2004                     2,409,992      2,395,060
                        NR+         NR+       2,389,087    Term C, due 9/30/2005                     2,409,992      2,395,060
                        NR+         NR+       8,986,141    Polyfibron Technologies, Term B,
                                                           due 12/28/2003                            8,986,141      8,986,141
                        NR+         NR+       5,000,000    Russell Stanley, Term B, due
                                                           6/30/2005                                 4,982,124      5,012,500
                                                           Sealy Mattress:
                        NR+         NR+       3,030,303    Axel B, due 12/15/2004                    3,026,597      3,058,712
                        NR+         NR+       2,181,818    Axel C, due 12/15/2005                    2,179,140      2,202,273
                        NR+         NR+       2,787,879    Axel D, due 12/15/2006                    2,784,446      2,814,015
                        NR+         Ba3      10,000,000    Term A, due 12/15/2003                   10,062,500     10,018,750
                                                           Trans Technology Corp.:
                        NR+         NR+         970,848    Term A, due 12/31/2000                      970,848        970,848
                        NR+         NR+      14,400,000    Term B, due 6/30/2002                    14,292,326     14,418,000
                                                                                                -------------- --------------
                                                                                                    70,119,683     70,471,160

Measuring,              NR+         NR+       9,330,624    CHF/Ebel USA, Inc., Term B, due
Analyzing &                                                9/30/2001                                 9,330,624      9,330,624
Controlling             NR+         B1       10,786,925    Graphic Controls Corp., Term B,
Instruments --                                             due 9/28/2003                            10,743,775     10,813,892
0.8%                    NR+         Ba3       4,987,500    Packard Bioscience Co., Term, due
                                                           3/31/2003                                 4,971,214      4,993,734
                                                                                                -------------- --------------
                                                                                                    25,045,613     25,138,250

Metals &                NR+         NR+       5,033,393    Adience, Inc., Term B, due 4/15/2005      5,015,766      5,045,976
Mining -- 1.4%          NR+         Caa       4,706,099    Alliance Coal, Term B, due 12/31/2002     4,686,921      4,704,628



                                                           Centennial Resources:
                        NR+         NR+       1,961,538    Term A, due 3/31/2002                     1,945,065      1,944,375
                        NR+         NR+       5,105,770    Term B, due 3/31/2004                     5,060,203      5,061,094
                        NR+         Ba2      15,000,000    Koppers Industries, Term B, due
                                                           12/01/2004                               14,981,646     14,981,250
                        NR+         Ba2      10,162,952    UCAR International, Inc., Term B,
                                                           due 12/31/2002                           10,154,188     10,175,656
                                                                                                -------------- --------------
                                                                                                    41,843,789     41,912,979

Metals &                NR+         Ba3      10,000,000    Acme Metals, Inc., Term, due
Steel -- 0.6%                                              12/01/2005                               10,000,000     10,000,000
                                                           Chatham Technologies:
                        NR+         NR+       3,730,000    Term A, due 8/15/2003                     3,730,000      3,730,000
                        NR+         NR+       5,995,385    Term B, due 8/15/2005                     5,983,868      5,996,883
                                                                                                -------------- --------------
                                                                                                    19,713,868     19,726,883

Packaging -- 0.6%       NR+         B1       14,962,500    Ivex Packaging Corp., Term B, due
                                                           10/02/2004                               14,944,552     15,037,312
                        NR+         Ba3       3,600,000    Thermadyne Industries, Inc.,
                                                           Revolving Credit, due 6/30/2001           3,600,000      3,589,875
                                                                                                -------------- --------------
                                                                                                    18,544,552     18,627,187

Paper -- 9.8%           NR+         NR+       5,000,000    Bear Island Paper Co., Term, due
                                                           12/31/2005                                4,990,214      5,031,250
                        BB          Ba3       4,739,394    Crown Paper Co., Term B, due
                                                           8/22/2003                                 4,694,246      4,766,053
                                                           Jefferson Smurfit Company/Container
                                                           Corp. of America:
                        BB          Ba3      21,789,142    Term A, due 4/30/2001                    21,742,850     21,797,313
                        BB          Ba3       6,563,826    Term B, due 4/30/2001                     6,558,842      6,570,390
                        BB          Ba3      47,904,731    Term B, due 4/30/2002                    47,845,293     47,952,636
                        BB          Ba3      12,776,184    Term C, due 10/31/2002                   12,751,360     12,760,214
                                                           Riverwood International Corp.:
                        B+          B1        5,620,011    Term A, due 2/28/2003                     5,451,639      5,623,524
                        B+          B1       66,796,592    Term B, due 2/28/2004                    66,027,208     67,352,429
                        B+          B1       24,303,892    Term C, due 2/28/2004                    23,999,613     24,508,956
                        NR+         NR+       1,427,681    Term C, due 8/31/2004                     1,429,465      1,436,604
                                                           S.D. Warren Co.:
                        NR+         B2          830,032    Term A, due 12/31/2001                      830,032        831,588
                        NR+         Ba2      13,964,466    Term B, due 6/30/2002                    13,937,929     14,016,833
                                                           Stone Container Corp.:
                        NR+         Ba3      28,181,845    Term B, due 4/01/2000                    28,202,649     28,236,449
                        NR+         Ba3      20,015,381    Term C, due 4/01/2000                    19,993,684     20,054,161
                        NR+         Ba3      34,850,000    Term E, due 10/01/2003                   35,087,594     34,937,125
                                                           Stronghaven:
                        NR+         NR+       9,401,724    Term B, due 5/15/2004                     9,360,683      9,425,228
                        NR+         NR+       1,285,714    Term C, due 5/15/2004                     1,285,714      1,288,929
                                                                                                -------------- --------------
                                                                                                   304,189,015    306,589,682



Petroleum               BB-         Ba3       3,277,778    Petro Stopping Centers, Term B,
Refineries -- 0.1%                                         due 12/31/2003                            3,270,526      3,285,972

Printing &              NR+         NR+       5,571,429    21st Century, Term A, due 9/15/2003       5,599,286      5,564,464
Publishing -- 2.5%                                         Advanstar Communications:
                        NR+         NR+       1,421,569    Revolving Credit, due 6/30/2001           1,421,569      1,422,457
                        NR+         NR+       5,394,479    Term A, due 6/30/2001                     5,407,965      5,380,993
                        NR+         NR+       7,187,356    Term B, due 12/21/2003                    7,150,119      7,178,372
                        BB-         Ba2      20,988,593    American Media, Term B, due
                                                           9/30/2002                                20,926,072     20,962,357
                                                           Garden State Newspapers, Inc.:
                        NR+         NR+         842,105    Revolving Credit 'A', due 6/30/2003         842,105        838,421
                        NR+         NR+         315,790    Revolving Credit 'C', due 3/31/2004         315,789        314,408
                        NR+         NR+       1,740,000    Term A, due 3/31/2004                     1,737,329      1,736,194
                        NR+         NR+       8,286,711    Journal News Co., Term, due
                                                           12/31/2001                                8,272,411      8,239,891
                                                           K-III Communications Corp.:
                        NR+         Ba3       2,000,000    Revolving Credit 'A', due 12/31/2000      2,000,000      1,987,500
                        NR+         Ba3       4,000,000    Revolving Credit 'C', due 12/31/2000      4,000,000      3,977,500
                        NR+         Ba3       4,000,000    Term, due 6/30/2004                       4,000,000      3,982,500
                        NR+         NR+      10,000,000    Morris Communications, Term B,
                                                           due 6/30/2005                             9,981,869     10,000,000
                                                           Von Hoffmann Press, Inc.:
                        NR+         B1        3,353,572    Term B, due 5/22/2004                     3,345,762      3,382,915
                        NR+         B1        3,353,571    Term C, due 5/22/2005                     3,345,675      3,382,915
                                                                                                -------------- --------------
                                                                                                    78,345,951     78,350,887

Rendering -- 0.2%       NR+         NR+       4,870,122    CBP Resources, Inc., Term B, due
                                                           9/30/2003                                 4,840,993      4,857,947

Restaurants --                                             AFC Enterprises:
0.3%                    NR+         Ba3       3,840,000    Term, due 6/30/2002                       3,823,183      3,838,800
                        NR+         NR+       1,280,000    Term, due 6/30/2002                       1,280,000      1,277,200
                        NR+         NR+       4,937,500    Shoney's, Inc., Term B, due
                                                           4/30/2002                                 4,908,034      4,912,812
                                                                                                -------------- --------------
                                                                                                    10,011,217     10,028,812

Retail -- 0.1%          NR+         NR+       2,480,769    Murray's Discount Auto Stores, Term,
                                                           due 6/30/2003                             2,480,769      2,480,769

Telephone               NR+         B1        7,920,000    Arch Communications Group, Inc.,
Communications --                                          Term B, due 12/31/2003                    7,893,741      7,405,200
9.7%                                                       Cellular, Inc.:
                        NR+         NR+      13,985,692    Term B, due 9/30/2006                    13,975,474     13,950,728
                        NR+         B1        8,130,081    Term C, due 3/31/2007                     8,109,839      8,109,756
                        NR+         B1       22,764,227    Term D, due 9/30/2007                    22,707,525     22,707,316
                        NR+         NR+      25,000,000    Cox Communications, Inc., Term B,
                                                           due 12/31/2006                           24,937,557     25,000,000
                        NR+         B2       20,000,000    Flag Ltd., Term, due 1/30/2005           19,901,019     19,900,000
                                                           Iridium LLC:
                        NR+         NR+       2,445,013    Term A, due 12/31/1998                    2,416,413      2,438,900



                        NR+         NR+       2,774,936    Term B, due 12/31/1998                    2,769,306      2,767,999
                                                           MobileMedia Corp.:
                        NR+         Caa       5,791,589    Term A, due 6/30/2002                     5,779,558      4,720,145
                        NR+         Caa       2,575,758    Term A, due 6/30/2003                     2,562,362      2,099,242
                        NR+         Caa       1,759,829    Term B, due 6/30/2003                     1,754,374      1,434,261
                        NR+         Caa         606,838    Term B2, due 6/30/2003                      606,838        494,573
                                                           Nextel Communications, Inc.:
                        NR+         B1        3,108,616    Revolving Credit, due 3/31/2003           3,108,616      3,104,730
                        NR+         B1        5,078,650    Revolving Credit 'B', due 3/31/2003       5,078,650      5,072,301
                        NR+         B1        1,872,659    Term C, due 3/31/2003                     1,851,955      1,862,711
                        NR+         NR+       1,872,659    Term C, due 6/30/2003                     1,861,511      1,877,341
                        NR+         B1       35,000,000    Term D, due 6/30/2003                    34,444,090     35,000,000
                                                           Omnipoint Communications Corp.:
                        NR+         NR+       6,807,203    Term A, due 2/17/2006                     6,800,407      6,820,818
                        NR+         NR+       1,942,797    Term B, due 2/17/2006                     1,940,857      1,937,940
                        NR+         Ba3      13,578,000    Paging Network, Inc., Revolving
                                                           Credit, due 12/31/2004                   13,578,000     13,285,224
                                                           Price Communications Corp.:
                        NR+         NR+       3,433,333    Revolving Credit, due 9/30/2005           3,433,333      3,418,313
                        NR+         NR+       3,333,333    Term A, due 9/30/2005                     3,313,259      3,318,750
                        NR+         NR+       4,987,500    Term B, due 9/30/2006                     4,977,831      5,018,672
                        NR+         NR+       4,750,000    Shared Technologies Cellular, Inc.,
                                                           Term C, due 3/31/2003                     4,727,045      4,755,938
                        NR+         NR+      25,000,000    Sprint Spectrum L.P./Lucent
                                                           Technologies, Term, due 5/29/2004        24,927,712     25,015,625
                                                           Sprint Spectrum L.P./Northern Telecom:
                        NR+         NR+       6,236,587    Term A, due 3/11/2006                     6,236,587      6,242,434
                        NR+         NR+      13,673,961    Term A, due 3/31/2006                    13,673,961     13,686,780
                        NR+         B1       17,775,000    Term 1, due 1/02/2006                    17,654,756     17,841,656
                        NR+         B1       17,775,000    Term 2, due 1/02/2006                    17,649,383     17,841,656
                        NR+         NR+       5,000,000    Triton PCS, Term B, due 4/30/2007         5,000,000      4,981,250
                        B+          B1       20,000,000    Western Wireless Corp., Term B,
                                                           due 3/31/2005                            20,000,000     20,031,250
                                                                                                -------------- --------------
                                                                                                   303,671,959    302,141,509

Textiles/Mill                                              Ithaca Industries, Inc.:
Products -- 0.4%        NR+         NR+       1,576,019    Revolving Credit, due 8/31/1999           1,576,019      1,562,229
                        NR+         NR+       5,617,536    Term, due 8/31/1999                       5,606,480      5,582,426
                                                           Joan Fabrics:
                        NR+         NR+       3,289,474    Term B, due 6/30/2005                     3,284,767      3,295,641
                        NR+         NR+       1,710,526    Term C, due 6/30/2006                     1,708,058      1,713,734
                                                                                                -------------- --------------
                                                                                                    12,175,324     12,154,030

Transportation          NR+         Ba3      30,000,000    Atlas Freight, Term, due 5/29/2004       29,962,889     30,075,000
Services -- 1.1%        NR+         Ba2       3,981,250    Travel Centers, Term B, due
                                                           3/27/2005                                 3,967,558      4,003,645
                                                                                                -------------- --------------
                                                                                                    33,930,447     34,078,645



Waste                                                      Laidlaw Environmental Services,
Management --                                              Inc.:
0.2%                    NR+         Baa2      2,487,500    Term B, due 5/15/2005                     2,481,712      2,503,047
                        NR+         Baa2      2,487,500    Term C, due 5/15/2004                     2,481,811      2,503,047
                                                                                                -------------- --------------
                                                                                                     4,963,523      5,006,094
                                                           Total Senior Secured Floating
                                                           Rate Loan Interests -- 85.5%          2,660,003,168  2,665,281,442
                                                                                                ============== ==============





                                               Shares
                                                Held            Equity Investments

Cable TV                                            707    Classic Cable, Inc. (Warrants) (a)                0              0
Services -- 0.0%

Drilling -- 0.0%                                 12,250    Rigco North America (Warrants) (a)                0              0

General                                         184,080    Sneaker Stadium (Warrants) (a)                    0              0
Merchandise
Stores -- 0.0%
                                                           Total Equity Investments -- 0.0%                  0              0
                                                                                                ============== ==============
                                                           Total Long-Term
                                                           Investments -- 85.5%                  2,660,003,168  2,665,281,442
                                                                                                ============== ==============



                                               Face                                                               Value
                                              Amount            Short-Term Investments            Cost          (Note 1a)

Commercial                                  $50,000,000    Countrywide Home Loans, Inc., 5.50%
Paper** -- 13.4%                                           due 3/20/1998                           $49,862,500    $49,862,500
                                             44,433,000    Ford Motor Credit Co., 5.49% due
                                                           3/11/1998                                44,372,016     44,372,016
                                            114,099,000    General Motors Acceptance Corp.,
                                                           5.69% due 3/02/1998                     114,099,000    114,099,000
                                                           Lehman Brothers Holding, Inc.:
                                             30,000,000    5.53% due 3/13/1998                      29,949,308     29,949,308
                                             50,000,000    5.51% due 4/01/1998                      49,770,416     49,770,416
                                             19,000,000    5.52% due 4/14/1998                      18,874,727     18,874,727
                                             20,000,000    Morgan (J.P.) & Company, Inc., 5.48%
                                                           due 3/16/1998                            19,957,378     19,957,378
                                             35,000,000    Republic Industries, Inc., 5.48%
                                                           due 4/02/1998                            34,834,839     34,834,839
                                             55,000,000    Riverwoods Funding Corp., 5.50%
                                                           due 3/25/1998                            54,806,736     54,806,736
                                                                                                -------------- --------------
                                                           Total Short-Term Investments -- 13.4%   416,526,920    416,526,920
                                                                                                ============== ==============


Total Investments -- 98.9%                                                                      $3,076,530,088  3,081,808,362
                                                                                                ==============
Time Deposit++ -- 0.4%                                                                                             11,991,000

Other Assets Less Liabilities -- 0.7%                                                                              22,773,112
                                                                                                               --------------

Net Assets -- 100.0%                                                                                           $3,116,572,474
                                                                                                               ==============

    (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and numbers of shares are subject to adjustment under certain conditions until the expiration date.

 +  Not Rated.

++  Time deposit bears interest at 5.50% with maturity on 3/02/1998.

* The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at February 28, 1998.

** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

                         See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1998

Assets:               Investments, at value (identified cost -- $3,076,530,088) (Note 1b)                      $3,081,808,362
                      Cash                                                                                          9,274,387
                      Time deposits                                                                                11,991,000
                      Receivables:
                      Interest                                                                 $22,869,453
                      Capital shares sold                                                       10,468,422
                      Principal paydowns                                                         8,055,351
                      Commitment fees                                                              863,890         42,257,116
                                                                                            --------------
                      Prepaid registration fees and other assets (Note 1f)                                          1,873,541
                                                                                                               --------------
                      Total assets                                                                              3,147,204,406
                                                                                                               --------------

Liabilities:          Payables:
                      Dividends to shareholders (Note 1g)                                        3,459,530


                      Investment adviser (Note 2)                                                2,234,560
                      Securities purchased                                                         888,889
                      Administrator (Note 2)                                                       588,042
                      Interest expense (Note 6)                                                    459,626          7,630,647
                                                                                            --------------
                      Deferred income (Note 1e)                                                                     2,025,420
                      Accrued expenses and other liabilities                                                       20,975,865
                                                                                                               --------------
                      Total liabilities                                                                            30,631,932
                                                                                                               --------------

Net Assets:           Net assets                                                                               $3,116,572,474
                                                                                                               ==============

Net Assets            Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:           authorized                                                                                  $31,185,272
                      Paid-in capital in excess of par                                                          3,090,942,646
                      Accumulated realized capital losses on investments -- net (Note 7)                          (10,833,718)
                      Unrealized appreciation on investments -- net                                                 5,278,274
                                                                                                               --------------
                      Net Assets -- Equivalent to $9.99 per share based on 311,852,718
                      shares of capital stock outstanding                                                      $3,116,572,474
                                                                                                               ==============

                      See Notes to Financial Statements.




Statement of Operations
                                                                                                      For the Six Months Ended
                                                                                                          February 28, 1998

Investment Income     Interest and discount earned                                                            $123,702,248
(Note 1e):            Facility and other fees                                                                    1,892,953
                                                                                                            --------------
                      Total income                                                                             125,595,201
                                                                                                            --------------

Expenses:             Investment advisory fees (Note 2)                                    $14,227,580
                      Administrative fees (Note 2)                                           3,744,100
                      Loan interest expense (Note 6)                                         1,233,590
                      Transfer agent fees (Note 2)                                             652,529
                      Registration fees (Note 1f)                                              429,776
                      Professional fees                                                        153,904
                      Accounting services (Note 2)                                             142,373


                      Tender offer costs (Note 8)                                               89,211
                      Custodian fees                                                            60,143
                      Printing and shareholder reports                                          55,588
                      Borrowing costs (Note 6)                                                  22,771
                      Directors' fees and expenses                                              14,080
                      Other                                                                     24,108
                                                                                        --------------
                      Total expenses                                                                            20,849,753
                                                                                                            --------------
                      Investment income -- net                                                                 104,745,448
                                                                                                            --------------

Realized &            Realized loss on investments -- net                                                       (4,470,070)
Unrealized Loss on    Change in unrealized appreciation on investments -- net                                   (2,163,673)
Investments -- Net                                                                                          --------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                                     $98,111,705
                                                                                                            ==============

                      See Notes to Financial Statements.




Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                           February 28,       August 31,

Increase (Decrease) in Net Assets:                                                            1998               1997

Operations:            Investment income -- net                                           $104,745,448       $195,758,437
                       Realized gain (loss) on investments -- net                           (4,470,070)         1,494,764
                       Change in unrealized appreciation/depreciation on
                       investments -- net                                                   (2,163,673)         6,060,630
                                                                                        --------------     --------------
                       Net increase in net assets resulting from operations                 98,111,705        203,313,831
                                                                                        --------------     --------------

Dividends to           Investment income -- net                                           (104,745,448)      (195,758,437)
Shareholders                                                                            --------------     --------------
(Note 1g):             Net decrease in net assets resulting from dividends to
                       shareholders                                                       (104,745,448)      (195,758,437)
                                                                                        --------------     --------------
Capital Share          Net increase in net assets resulting from capital shares            131,416,576         38,706,901
Transactions           transactions                                                     --------------     --------------



(Note 4):

Net Assets:            Total increase in net assets                                        124,782,833         46,262,295
                       Beginning of period                                               2,991,789,641      2,945,527,346
                                                                                        --------------     --------------
                       End of period                                                    $3,116,572,474     $2,991,789,641
                                                                                        ==============     ==============

                       See Notes to Financial Statements.



Statement of Cash Flows

                                                                                                     For the Six Months Ended
                                                                                                         February 28, 1998

Cash Provided by         Net increase in net assets resulting from operations                               $98,111,705
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                         Increase in receivables                                                               (169,520)
                         Decrease in other assets                                                             1,939,311
                         Increase in other liabilities                                                       18,406,086
                         Realized and unrealized loss on investments -- net                                   6,633,743
                         Amortization of discount                                                           (12,599,748)
                                                                                                        ---------------
                         Net cash provided by operating activities                                          112,321,577
                                                                                                        ---------------

Cash Used for            Proceeds from principal payments and sales of loan interests                       996,260,483
Investing Activities:    Purchases of loan interests                                                     (1,204,266,932)
                         Purchases of short-term investments                                            (12,728,774,654)
                         Proceeds from sales and maturities of short-term investments                    12,807,818,375
                                                                                                        ---------------
                         Net cash used for investing activities                                            (128,962,728)
                                                                                                        ---------------

Cash Provided by         Cash receipts from borrowings                                                      160,000,000
Financing Activities:    Cash payments from borrowings                                                     (160,000,000)
                         Cash receipts on capital shares sold                                               372,033,711
                         Cash payments on capital shares tendered                                          (295,128,323)
                         Dividends paid to shareholders                                                     (54,323,062)
                                                                                                        ---------------
                         Net cash provided by financing activities                                           22,582,326
                                                                                                        ---------------
Cash:                    Net increase in cash                                                                 5,941,175

                         Cash at beginning of period                                                          3,333,212
                                                                                                        ---------------
                         Cash at end of period                                                               $9,274,387
                                                                                                        ===============

Cash Flow                Cash paid for interest                                                              $1,030,174
Information:                                                                                            ===============

Non-Cash                 Capital shares issued in reinvestment of dividends paid to shareholders            $50,907,663
Financing Activities:                                                                                   ===============

                         See Notes to Financial Statements.


Financial Highlights

                                                             For the Six
The following per share data and ratios have been derived    Months Ended
from information provided in the financial statements.        February 28,               For the Year Ended August 31,
                                                                 1998             1997          1996          1995          1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period       $10.02            $9.99        $10.02        $10.02        $10.02
Operating                                                 ------------     ------------  ------------  ------------  ------------
Performance:         Investment income -- net                      .35              .68           .66           .75           .59
                     Realized and unrealized gain (loss)
                     on investments -- net                        (.03)             .03          (.03)           --+           --+
                                                          ------------     ------------  ------------  ------------  ------------
                     Total from investment operations              .32              .71           .63           .75           .59
                                                          ------------     ------------  ------------  ------------  ------------
                     Less dividends from investment
                     income -- net                                (.35)            (.68)         (.66)         (.75)         (.59)
                                                          ------------     ------------  ------------  ------------  ------------
                     Net asset value, end of period              $9.99           $10.02         $9.99        $10.02        $10.02
                                                          ============     ============  ============  ============  ============

Total Investment     Based on net asset value per share           3.21%++++        7.23%         6.53%         7.68%         5.94%
Return:**                                                 ============     ============  ============  ============  ============

Ratio to Average     Expenses, excluding interest expense         1.31%*           1.32%           --            --            --
Net Assets:                                               ============     ============  ============  ============  ============
                     Expenses                                     1.39%*           1.33%         1.34%         1.34%         1.43%
                                                          ============     ============  ============  ============  ============
                     Investment income -- net                     6.99%*           6.72%         6.54%         7.45%         5.75%
                                                          ============     ============  ============  ============  ============



Leverage:            Amount of borrowings (in thousands)            --               --            --            --          --
                                                          ============     ============  ============  ============  ============
                     Average amount of borrowings
                     outstanding during the period (in
                     thousands)                                $41,906           $4,409            --            --            --
                                                          ============     ============  ============  ============  ============
                     Average amount of borrowings
                     outstanding per share during the
                     period                                       $.14             $.02            --            --            --
                                                          ============     ============  ============  ============  ============

Supplemental         Net assets, end of period (in
Data:                millions)                                  $3,117           $2,992        $2,946        $2,163          $934
                                                          ============     ============  ============  ============  ============
                     Portfolio turnover                          37.36%           74.00%        80.20%        55.23%        61.31%
                                                          ============     ============  ============  ============  ============

*    Annualized. ** Total investment returns exclude the early withdrawal
     charge, if any. The Fund is a continuously    offered closed-end fund,
     the shares of which are offered at net asset value. Therefore, no
     separate    market exists.

+    Amount is less than $.01 per share.

++++ Aggregate total investment return.

     See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund, Inc.    February 28, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.

(a) Loan participation interests -- The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at February 28, 1998 could be considered to be concentrated in commercial banking.

(b) Valuation of investments -- The Loan Interests will be valued in accordance with guidelines established by the Fund's Board of Directors. Under the Fund's current guidelines, Loan Interests will be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis.

Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative Services Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 28, 1998, Merrill Lynch Funds
Distributor, Inc. ("MLFD") earned early withdrawal charges of $1,865,737 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.
Accounting services are provided to the Fund by MLAM at cost.

The Fund's credit facility is currently provided by Merrill Lynch
International Bank Limited, an affiliate of MLAM (see Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1998 were $1,200,115,645 and $1,003,164,603, respectively.

Net realized losses for the six months ended February 28, 1998 and unrealized gains as of February 28, 1998 were as follows:

                                  Realized       Unrealized
                                   Losses           Gains
Long-term investments           $(4,469,724)     $5,278,274
Short-term investments                 (346)             --
                               ------------    ------------
Total                           $(4,470,070)     $5,278,274
                               ============    ============

As of February 28, 1998, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $5,278,274, of which $11,363,597 is related to appreciated securities and $6,085,323 is related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $3,076,530,088.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months Ended                          Dollar
February 28, 1998                  Shares         Amount

Shares sold                      37,550,533    $375,637,235
Shares issued to share-
holders in reinvestment
of dividends                      5,087,510      50,907,663
                               ------------    ------------
Total issued                     42,638,043     426,544,898
Shares tendered                 (29,496,495)   (295,128,322)
                               ------------    ------------
Net increase                     13,141,548    $131,416,576
                               ============    ============


For the Year Ended                                Dollar
August 31, 1997                    Shares         Amount

Shares sold                      43,063,467    $430,288,115
Shares issued to share-
holders in reinvestment
of dividends                      9,529,624      95,204,864
                               ------------    ------------
Total issued                     52,593,091     525,492,979
Shares tendered                 (48,731,298)   (486,786,078)
                               ------------    ------------
Net increase                      3,861,793     $38,706,901
                               ============    ============

5. Unfunded Loan Interests:
As of February 28, 1998, the Fund had unfunded loan commitments of $498,549,530, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                  Unfunded
                                                 Commitment
Borrower                                       (in thousands)

21st Century                                      $3,429
AFC Enterprises                                    8,720
AMF Group, Inc.                                    6,436
Advanstar Communications                           1,197
American Axel                                      8,500
American Italian Pasta Company                     6,300
American Radio Systems Corp.                      10,173
Arenabrands                                        2,205
Aztar Corporation                                  2,913
Carr Gottstein Foods Co.                           3,011
Chancellor Media Corp.                            20,999
Chatham Technologies                               4,237
Continental Airlines, Inc.                            43
Corning/Quest                                      1,667
DT Acquisition, Inc                               10,437
Del Monte Corp                                     4,336
Dictaphone Corp                                    2,634
Evergreen Media Corp.                             10,250
Federal Mogul Corp. (Fel-Pro)                     62,500
Foamex International PLC                           2,630
Garden State Newspapers, Inc.                     12,947
HSC Holdings                                       3,650
Hedstrom Corp.                                     3,338
Horizon/CMS                                       10,000
International Homefoods, Inc.                      1,468
Iridium LLC                                       17,588
Ithaca Industries, Inc.                           15,628
Jefferson Smurfit Company/Container
Corp. of America                                   1,932
Joan Fabrics                                       5,323
Johnstown America Industrial Inc.                  3,500
K-III Communications Corp.                        15,640
KSL Recreation Group, Inc.                         5,000
Kerastotes                                         1,848
Kmart Corp.                                       10,000
Marcus Cable Operating Co.                        13,563
Metro Goldwyn Mayer Co.                            9,170
Nextel Communications, Inc.                       33,086
Northwestern Steel & Mining                       15,000
Omnipoint Communications Corp.                    57,639
Outsourcing Solutions, Inc.                        3,337
Paging Network, Inc.                              20,312
Paracelsus Healthcare Corp.                        1,441
Pathmark Stores, Inc.                              7,273
Powertel                                          16,733
Price Communications Corp.                         3,233
Ralph's Grocery Company                            3,491
S.D. Warren Co.                                    1,897
Six Flags Entertainment Corp.                        851
Sprint Spectrum L.P.                                  89


Stronghaven.                                         429
Thermadyne Industries, Inc.                       11,110
Trans Technology Corp.                             2,083
Triton PCS                                         5,000
United Defense Industries, Inc.                    8,379
Whittaker Corporation                              3,955

6. Short-Term Borrowings:
On June 30, 1997, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLAM, through June 12, 1998. The agreement is a $100,000,000 credit facility bearing interest at the Federal Funds rate plus .25% and/ or LIBOR plus 0.25%. For the six months ended February 28, 1998, the maximum amount borrowed was $85,000,000, the average amount borrowed was approximately $41,906,000, and the daily weighted average interest rate was 5.89%. For the six months ended February 28, 1998, facility and commitment fees aggregated approximately $22,771.

7. Capital Loss Carryforward:
At August 31, 1997, the Fund had a net capital loss carryforward of approximately $4,752,000, of which $1,471,000 expires in 2004 and $3,281,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:
The Fund began a quarterly tender offer on March 17, 1998 which concludes on April 14, 1998.